UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

The unaudited condensed consolidated balance sheet of Eagle Rock Energy GP, L.P. (“Eagle Rock GP”) as of June 30, 2008 and related notes are filed herewith as Exhibit 99.1 and are incorporated herein by reference.  Eagle Rock GP is the general partner of Eagle Rock Energy Partners, L.P.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

99.1	Unaudited Condensed Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of June 30, 2008 and related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 21, 2008                                                                                      EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P., its general partner

By:	Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Unaudited Condensed Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of June 30, 2008 and related notes